Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Raymond J. Spencer, Chief Executive Officer of Kanbay International, Inc. (the “Company”), hereby certify, that:

(1) The Company’s quarterly report on Form 10-Q for the quarterly period ended March 31, 2006 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Raymond J. Spencer
Raymond J. Spencer
Chief Executive Officer
May 10, 2006

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